Exhibit 10.20

EXECUTION COPY

AMENDMENT AGREEMENT dated as of April 1, 2004 (this “Agreement”), to the Credit Agreement dated as of July 22, 2003 (the “Existing Credit Agreement”), among TRANSDIGM, INC., a Delaware corporation, as successor to TD Funding Corporation (the “Borrower”), TRANSDIGM HOLDING COMPANY, a Delaware corporation, as successor to TD Acquisition Corporation (“Holdings”), the Subsidiaries of the Borrower listed on the signature pages hereto (the “Subsidiary Guarantors” and, together with Holdings, the “Reaffirming Parties”), the lenders party to the Existing Credit Agreement (the “Existing Lenders”) and CREDIT SUISSE FIRST BOSTON, as administrative agent for the Existing Lenders (in such capacity, the “Administrative Agent”), and as collateral agent for the Existing Lenders (in such capacity, the “Collateral Agent”).

A. Pursuant to the Existing Credit Agreement, the Existing Lenders have extended, and have agreed to extend, credit to the Borrower.

B. Holdings and the Borrower have requested that the persons listed under the caption “Term Lenders” on the signature pages hereto (the “Term Lenders”) agree to make new Term Loans to the Borrower on the Restatement Date (as defined below), in an aggregate principal amount of $294,262,500, subject to the terms and conditions set forth herein.

C. The Term Lenders are willing to make such Term Loans to the Borrower on the Restatement Date, subject to the terms and conditions and for the purposes set forth herein and in the Restated Credit Agreement.

D. The Borrower and the Requisite Lenders (as defined below) desire to amend and restate the Existing Credit Agreement in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Restated Credit Agreement”) to, among other things, set forth the terms and conditions under which the Term Lenders will make the Term Loans to the Borrower and to make certain other amendments thereto.

E. The Borrower, Holdings, the Subsidiary Guarantors and the Collateral Agent have entered into the Guarantee and Collateral Agreement dated as of July 22, 2003 (the “Guarantee and Collateral Agreement”), pursuant to which, among other things, the Reaffirming Parties guaranteed the obligations of the Borrower under the Existing Credit Agreement and provided security therefor.

F. Each Reaffirming Party expects to realize substantial direct and indirect benefits as a result of consummation of the Transactions and each Reaffirming Party is willing to reaffirm its obligations under the Guarantee and Collateral Agreement and the other Security Documents (as defined in the Existing Credit Agreement).

G. The amendment and restatement of the Existing Credit Agreement evidenced by the Restated Credit Agreement are subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 5 hereof and shall become effective as provided in Section 11 hereof.

H. Capitalized terms used but not defined herein shall have the meanings given them in the Restated Credit Agreement.

Accordingly, the parties hereto hereby agree as follows:

SECTION 1. Commitments; Termination; Agreements. (a) On and as of the Restatement Date, the Commitment of each Lender shall be as set forth on Schedule 2.01 to the Restated Credit Agreement.

(b) Subject to the terms and conditions set forth in the Restated Credit Agreement, each Term Lender agrees, severally and not jointly, to make a Term Loan to the Borrower on the Restatement Date in a principal amount not to exceed its Term Loan Commitment.

(c) On the Restatement Date, the Borrower shall use the proceeds of the Term Loans (together with cash on hand) to repay all Term Loans outstanding under the Existing Credit Agreement, together with accrued interest thereon (the “Term Loan Repayment”). On the Restatement Date, each holder of Term Loans outstanding under the Existing Credit Agreement (the “Existing Term Lenders”), to the extent of the Term Loan Repayment, shall cease to be a party to the Existing Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral; provided, however, that each Existing Term Lender shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05 of the Existing Credit Agreement as in effect immediately prior to the Restatement Date.

(d) On the Restatement Date, upon the effectiveness of the Restated Credit Agreement, (i) each Revolving Loan outstanding under the Existing Credit Agreement shall be deemed to be a Revolving Loan under the Restated Credit Agreement, (ii) each Swingline Loan outstanding under the Existing Credit Agreement shall be deemed to be a Swingline Loan under the Restated Credit Agreement, and (iii) each Letter of Credit outstanding under the Existing Credit Agreement shall be deemed to be a Letter of Credit under the Restated Credit Agreement.

SECTION 2. Amendment and Restatement of the Existing Credit Agreement. The Borrower and the Requisite Lenders agree that the Existing Credit Agreement (including all exhibits and schedules thereto) shall be amended and restated on the Restatement Date such that, on the Restatement Date, the terms set forth in the Restated Credit Agreement shall replace the terms of the Existing Credit Agreement. As used in the Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean, from and after the replacement of the terms of the Existing Credit Agreement by the terms of the Restated Credit Agreement, the Restated Credit Agreement.

SECTION 3. Reaffirmation of Guarantee and Security Documents. Each Reaffirming Party, by its signature below, hereby (i) agrees that, notwithstanding the effectiveness of this Agreement or the Restated Credit Agreement, the Guarantee and Collateral Agreement and each of the other Security Documents (as defined in the Existing Credit Agreement) continue to be in full force and effect, (ii) affirms and confirms its Guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Guarantee and Collateral Agreement and the other Security Documents as originally executed, and acknowledges and agrees that such Guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Restated Credit Agreement and the other Loan Documents, and (iii) affirms and confirms that all the representations and warranties made by or relating to it contained in the Restated Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Restatement Date with the same effect as though made on and as of the Restatement Date, except to the extent such representations and warranties expressly relate to an earlier date.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings and the Borrower represents and warrants to each of the other parties hereto, that, at the time of and immediately after giving effect to this Agreement, (a) the representations and warranties contained in Article III of the Restated Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Restatement Date with the same effect as though made on and as of the Restatement Date, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Event of Default or Default has occurred and is continuing.

SECTION 5. Conditions to the Effectiveness of the Restated Credit Agreement. The Restated Credit Agreement shall become effective on the date (the “Restatement Date”) on which each of the conditions in Section 4.02 of the Restated Credit Agreement is satisfied or waived.

SECTION 6. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. No Novation. Neither this Agreement nor the effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, except as expressly provided for herein with respect to the Term Loan Repayment. Except with respect to the Term Loan Repayment, nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Existing Credit Agreement or the Borrower or any other Loan Party under any Loan Document (as defined in the Existing Credit Agreement) from any of its obligations and liabilities thereunder. The Existing Credit Agreement and each of the other Loan Documents (as defined in the Existing Credit Agreement) shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith. This Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement and the Restated Credit Agreement.

SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

SECTION 9. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11 hereof. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 11. Effectiveness; Amendment. This Agreement shall become effective as of the date set forth above on the date on which the Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, Holdings, the Administrative Agent and the Requisite Lenders. The Administrative Agent is hereby authorized to notify the parties hereto as to the effective date of this Agreement. As used herein, the term “Requisite Lenders” shall mean (a) the Required Lenders (as defined in the Existing Credit Agreement) and (b) each Term Lender. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TRANSDIGM, INC.,

By	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Vice President, Chief Financial Officer & Assistant Secretary

TRANSDIGM HOLDING COMPANY,

By	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Vice President, Chief Financial Officer & Assistant Secretary

ADAMS RITE AEROSPACE, INC.,

By	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer & Assistant Secretary

CHAMPION AEROSPACE INC.,

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer & Assistant Secretary

CHRISTIE ELECTRIC CORP.,

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer & Assistant Secretary

MARATHONNORCO AEROSPACE, INC.,

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer & Assistant Secretary

ZMP, INC.,

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer & Assistant Secretary

TD FINANCE CORPORATION,

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Chief Financial Officer

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, as an Existing Lender and as Administrative Agent,

By	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Director

By	/s/ Doreen B. Welch
Name:	Doreen B. Welch
Title:	Associate

TERM LENDERS:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch,

By	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Director

By	/s/ Doreen B. Welch
Name:	Doreen B. Welch
Title:	Associate

SIGNATURE PAGE TO THE

AMENDMENT AGREEMENT

TO THE TRANSDIGM, INC.

CREDIT AGREEMENT

Name of Lender:	INVESCO Senior Secured Management, Inc.

	By	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory